                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                   13-3216325
(State of incorporation or organization)       (IRS Employer Identification No.)

                               745 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
          (Address of principal executive offices, including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                               NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE SO REGISTERED:       EACH CLASS IS TO BE REGISTERED:
----------------------------------------       -------------------------------

Index-Plus Notes Due November 15, 2009         The American Stock Exchange LLC
Performance Linked to the Dow Jones
STOXX 50(SM) Index (SX5P)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

                                    333-61878

Securities to be Registered Pursuant to Section 12(g) of the Act:

                                      NONE

Item 1. Description of Registrant's Securities to be Registered.

The Registrant hereby incorporates by reference the descriptions set forth under the captions "Description of the Notes" and "The Dow Jones STOXX 50 Index" on
pages S-13 to S-19 of the Prospectus Supplement dated November 10, 2004, and under the caption "Description of Debt Securities" on pages 8 to 16 of the accompanying Prospectus dated June 21, 2001, filed with the Securities and
Exchange Commission (the "Commission") pursuant to Rule 424(b)(2) under the
Securities Act of 1933.

Item 2. Exhibits.

The securities described herein are to be registered pursuant to Section 12(b)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act") on an exchange on which other securities of the Registrant are currently registered.
In accordance with the instructions regarding exhibits to Form 8-A, the following exhibits are filed herewith or incorporated herein by reference:

1.01      Standard Multiple Series Indenture Provisions dated July 30, 1987 and as amended November 16, 1987 (incorporated by reference to Exhibit
          4(a) to Post-Effective Amendment No. 1 to Registration Statement No.
          33-16141, filed with the Commission on November 16, 1987)

1.02      Indenture dated as of September 1, 1987 between the Registrant and
          Citibank, N.A., as Trustee ("Citibank") (incorporated by reference to
          Exhibit 4(b) to Post-Effective Amendment No. 1 to Registration
          Statement No. 33-16141, filed with the Commission on November 16,
          1987)

1.03      Supplemental Indenture dated as of November 25, 1987 between the
          Registrant and Citibank (incorporated by reference to Exhibit 4(m) to
          Registration Statement No. 33-25797, filed with the Commission on
          November 25, 1988)

1.04      Second Supplemental Indenture dated as of November 27, 1990 between the Registrant and Citibank (incorporated by reference to Exhibit 4(e)
          to Registration Statement No. 33-49062, filed with the Commission on
          June 30, 1992)

1.05      Third Supplemental Indenture dated as of September 13, 1991 between the Registrant and Citibank (incorporated by reference to Exhibit 4(f)
          to Registration Statement No. 33-46146, filed with the Commission on
          March 10, 1992)

1.06      Fourth Supplemental Indenture dated as of October 4, 1993 between the
          Registrant and Citibank (incorporated by reference to Exhibit 4(f) to
          Form 8-A, filed with the Commission on October 7, 1993)

                                       2

1.07      Fifth Supplemental Indenture dated as of October 1, 1995 between the
          Registrant and Citibank (incorporated by reference to Exhibit 4(h) to
          Registration Statement No. 33-62085, filed with the Commission on
          August 24, 1995)

1.08      Sixth Supplemental Indenture dated as of June 26, 1997 between the
          Registrant and Citibank (incorporated by reference to Exhibit 4(h) to
          Registration Statement No. 33-38227, filed with the Commission on
          October 17, 1997)

1.09      Form of Global Security representing the Registrant's Index-Plus Notes
          Due November 15, 2009, Performance Linked to the Dow Jones STOXX
          50(SM) Index (SX5P) (filed herewith)

1.10      Form of Calculation Agency Agreement between the Registrant and Lehman
          Brothers Inc., as calculation agent, relating to the Registrant's
          Index-Plus Notes Due November 15, 2009, Performance Linked to the Dow
          Jones STOXX 50(SM) Index (SX5P) (filed herewith)

                                       3

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of
1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   LEHMAN BROTHERS HOLDINGS INC.

                                                   By: /s/ Karen Corrigan
                                                       -------------------------
                                                       Karen Corrigan
                                                       Vice President

Date: April 20, 2005

                                       4

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Exhibit
-----------       -------

1.09              Form of Global Security representing the Registrant's
                  Index-Plus Notes Due November 15, 2009, Performance Linked to
                  the Dow Jones STOXX 50(SM) Index (SX5P)

1.10              Form of Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's Index-Plus Notes Due November 15, 2009,
                  Performance Linked to the Dow Jones STOXX 50(SM) Index (SX5P)

                                       5